                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1996 96-5 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 1997 to January 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                                                GREEN TREE FINANCIAL CORP.



                                            BY: /s/Phyllis A. Knight
                                                ---------------------------
                                                Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997


                                   CUSIP#'S   393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                   TRUST ACCOUNT #80-4141300
                                   REMITTANCE DATE: 2/17/97

                                                  Total         $Per $1,000
                                                  Amount          Original
                                                 --------       -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                          $6,706,988.71

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                        0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                     6,706,988.71

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.05%)         6.05%
          b. Class A-1 Interest                 136,202.82       2.96093087
          c. Class A-2 Remittance Rate(6.65%)         6.65%
          d. Class A-2 Interest                 310,333.33       5.54166661
          e. Class A-3 Remittance Rate(6.85%)         6.85%
          f. Class A-3 Interest                 251,166.67       5.70833341
          g. Class A-4 Remittance Rate(7.15%)         7.15%
          h. Class A-4 Interest                 476,666.67       5.95833338
          i. Class A-5 Remittance Rate(7.45%)         7.45%
          j. Class A-5 Interest                 266,958.33       6.20833326
          k. Class A-6 Remittance Rate (7.75%)        7.75%
          l. Class A-6 Interest                 432,708.33       6.45833328
          m. Class A-7 Remittance Rate (8.25%,
             unless Weighted Average Contract Rate    8.25%
             is below 8.25%)                    696,843.13       6.87500005
     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                 .00              .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 2


                                   CUSIP#'S   393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                   TRUST ACCOUNT #80-4141300
                                   REMITTANCE DATE: 2/17/97

                                                 Total $        $Per $1,000
                                                  Amount          Original
                                                ----------      -----------
(4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                 .00              .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                             2,682,923.60              N/A
          a. Scheduled Principal                691,537.79              N/A
          b. Principal Prepayments            1,676,739.13              N/A
          c. Liquidated Contracts               451,709.72              N/A
          d. Repurchases                               .00              N/A
          e. Current Month Advanced Principal   541.618.14              N/A
          f. Prior Month Advanced Principal    (678,681.18)             N/A

     (6)  Pool Scheduled Principal Balance  496,458,789.54

    (6b)  Adjusted Pool Principal Balance   495,917,171.40     958.13730716
    (6c)  Pool Factor                           0.95813731

     (7)  Unpaid Class A Principal Shortfall
        (if any)following prior Remittance date        .00

     (8)  Class A Percentage for such Remittance
          Date                                       92.21%

     (9)  Class A Percentage for the following
          Remittance Date                            92.17%

     (10) Class A Principal Distribution:
          a. Class A-1                        2,682,923.60      58.32442609
          b. Class A-2                                 .00              .00
          c. Class A-3                                 .00              .00
          d. Class A-4                                 .00              .00
          e. Class A-5                                 .00              .00
          f. Class A-6                                 .00              .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 3


                                                  CUSIP#'S 393505-
                                                  MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                                  TRUST ACCOUNT #80-4141300
                                                  REMITTANCE DATE: 2/17/97

                                                  Total $        Per $1,000
                                                  Amount          Original
                                                 ----------      -----------
     (11) Class A-1 Principal Balance         24,332,512.40    528.96766087
     (11a)     Class A-1 Pool Factor              .52896766

     (12) Class A-2 Principal Balance         56,000,000.00    1000.0000000
     (12a)     Class A-2 Pool Factor             1.00000000

     (13) Class A-3 Principal Balance         44,000,000.00    1000.0000000
     (13a)     Class A-3 Pool Factor             1.00000000

     (14) Class A-4 Principal Balance         80,000,000.00    1000.0000000
     (14a)     Class A-4 Pool Factor             1.00000000

     (15) Class A-5 Principal Balance         43,000,000.00    1000.0000000
     (15a)     Class A-5 Pool Factor             1.00000000

     (16) Class A-6 Principal Balance         67,000,000.00    1000.0000000
     (16a)     Class A-6 Pool Factor             1.00000000

  (17)    Class A-7 Principal Balance        101,359,000.00    1000.0000000
  (17a)        Class A7 Pool Factor              1.00000000

  (18)    Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                          .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 4

                                                  CUSIP#'S 393505-
                                                  MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                                  TRUST ACCOUNT #80-4141300
                                                  REMITTANCE DATE: 2/17/97

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (19) 31-59 days                           4,251,346.12             147

     (20) 60 days or more                      3,859,450.38             121

     (21) Current Month Repossessions            628,906.76              22

     (22) Repossession Inventory               2,410,874.89              81


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date       .78%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                   .66%

(24) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date       .86%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                   .90%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 5

                                                  CUSIP#'S 393505-
                                                  MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                                  TRUST ACCOUNT #80-4141300
                                                  REMITTANCE DATE: 2/17/97
(25) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                          .04%

(26) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date 142,325.40

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                         .16%

(27) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                            16.09%

(28) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $10,351,694.00                                   .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                              7.79%

        GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%
    PASS-THROUGH CERTIFICATES,SERIES 1996-5
            CLASS M1 CERTIFICATES
               MONTHLY REPORT
                JANUARY 1997                      CUSIP NO. 393505NC2
                   Page 6                         TRUST ACCOUNT #80-414300
                                                  REMITTANCE DATE: 2/17/97

                                                   Total $        Per $1,000
                                                   Amount          Original
                                                  ----------      -----------
CLASS M1 CERTIFICATES
---------------------
(29)  Amount available (including Monthly
      Servicing Fee)                            1,453,185.83

A.    Interest
(30)  Aggregate interest
      a.   Class M-1 Remittance Rate (8.05%,
           unless Weighted Average Contract
           Rate is below 8.05%)                         8.05%
      b.   Class M-1 Interest                     277,758.54       6.70833329

(31)  Amount applied to Class M-1 Interest
      Deficiency Amount                                  .00                0

(32)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                  .00                0

(33)  Amount Applied to:
      a.   Unpaid Class M-1 Interest Shortfall           .00                0

(34)  Remaining:
      a.   Unpaid Class M-1 Interest Shortfall           .00                0

B.    Principal
(35)  Formula Principal Distribution Amount              .00              N/A
      a.   Scheduled Principal                           .00              N/A
      b.   Principal Prepayments                         .00              N/A
      c.   Liquidated Contracts                          .00              N/A
      d.   Repurchases                                   .00              N/A

(36)  Class M-1 Principal Balance              41,405,000.00    1000.00000000
(36a) Class M-1 Pool Factor                       1.00000000

(37)  Class M-1 Percentage for such Remittance
      Date                                               .00%

        GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%, 8.10%
    PASS-THROUGH CERTIFICATES,SERIES 1996-5
            CLASS M1 CERTIFICATES
               MONTHLY REPORT
                JANUARY 1997                      CUSIP NO. 393505NC2
                   Page 7                         TRUST ACCOUNT #80-4141300
                                                  REMITTANCE DATE: 2/17/97

                                                   Total $        Per $1,000
                                                   Amount          Original
                                                  ----------      -----------




(38)Class M-1 Principal Distribution:
     a.   Class M-1 (current)                            .00       0.00000000
     b.   Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                           .00

(39) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date          .00

(40) Class M-1 Percentage for the following
     Remittance Date                                     .00%

Class B1 Certificates
-----------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                             1,175,427.29

(2)  Class B-1 Remittance Rate (8.10% unless
     Weighted Average Contract Rate is
     below 8.10%)                                       8.10%

(3)  Aggregate Class B1 Interest                  139,758.75       6.75000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                               .00              .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                  .00              .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                   .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                   .00

           GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
       PASS-THROUGH CERTIFICATES,SERIES 1996-5
               CLASS M1 CERTIFICATES
                  MONTHLY REPORT
                   JANUARY 1997                   CUSIP NO. 393505ND0,NE8
                      Page 8                      TRUST ACCOUNT #80-4141300
                                                  REMITTANCE DATE: 2/17/97

                                                   Total $        Per $1,000
                                                   Amount          Original
                                                  ----------      -----------

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date            .00

(8a) Class B Percentage for such Remittance Date         .00

     (9) Current Principal (Class B Percentage of
         Formula Principal Distribution Amount)          .00

     (10a) Class B1 Principal Shortfall                  .00

     (10b) Unpaid Class B1 Principal Shortfall           .00

     (11)  Class B Principal Balance           38,820,659.00

     (12)  Class B1 Principal Balance          20,705,000.00


Class B2 Certificates
---------------------
(13) Remaining Amount Available                 1,035,668.54

(14) Class B-2 Remittance Rate (8.45%
     unless Weighted Average Contract
     Rate is less than 8.45%)                           8.45%

(15) Aggregate Class B2 Interest                  127,564.43      7.04166655

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                               .00             .00

(17) Remaining Unpaid Class B2 Interest Shortfall        .00             .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date            .00

(19) Class B2 Principal Liquidation Loss Amount          .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                .00

           GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
       PASS-THROUGH CERTIFICATES,SERIES 1996-5
               CLASS M1 CERTIFICATES
                  MONTHLY REPORT
                   JANUARY 1997                   CUSIP NO. 393505-ND0,NE8
                      Page 9                      TRUST ACCOUNT #80-4141300
                                                  REMITTANCE DATE: 2/17/97

                                                   Total $        Per $1,000
                                                   Amount          Original
                                                  ----------      -----------

(21) Guarantee Payment                                   .00

(22) Class B2 Principal Balance                18,115,659.00

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                             208,032.82

(24) 3% Guarantee Fee                             700,071.29

(25) Class C Residual Payment                            .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                     .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                     .00

(28) Repossessed Contracts                        628,906.76

(29) Repossessed Contracts Remaining
     in Inventory                               2,410,874.89

(30) Weighted Average Contract Rate                 10.25883